UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ ) ☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to § 240.14a-12 VERALTO CORPORATION (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Virtually at: www.virtualshareholdermeeting.com/VLTO2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66122-P21928-Z88991 VERALTO CORPORATION C/O INVESTOR RELATIONS 225 WYMAN STREET, SUITE 250 WALTHAM, MA 02451 VERALTO CORPORATION You invested in VERALTO CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 13, 2025 11:59 PM ET Vote Virtually at the Meeting* May 14, 2025 9:00 AM, Eastern Time

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66123-P21928-Z88991 1. To elect the four Class II directors named in the attached Proxy Statement to hold office until the 2028 Annual Meeting of Shareholders and until their successors are elected and qualified. Nominees: 1a. Daniel L. Comas For 1b. Walter G. Lohr, Jr. For 1c. John T. Schwieters For 1d. Cindy L. Wallis-Lage For 2. To ratify the selection of Ernst & Young LLP as Veralto’s independent registered public accounting firm for the year ending December 31, 2025. For 3. To approve on an advisory basis the Company’s named executive officer compensation. For 4. To approve amendments to the Company’s Amended and Restated Certificate of Incorporation: 4a. To phase out the classification of the Board of Directors. For 4b. To eliminate the supermajority voting requirements. For